                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /
Check the appropriate box:
/ /      Preliminary Proxy Statement
/ /      Definitive Proxy Statement
/x/      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ /      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e) (2))

                          The France Growth Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/      No fee required.

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                            THE FRANCE GROWTH FUND
                            INVESTOR PRESENTATION
                                 (April 1999)


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                                       1

                           OUTLINE OF THE PRESENTATION

o    The French equity market
     o   Market performance
     o   Some positive developments give support to the market

o    The France Growth Fund
     o   Performance
     o   Strategy

o    Discount to net asset value


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                                       2

                            THE FRENCH EQUITY MARKET




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                                       3

                                                        The French Equity Market
--------------------------------------------------------------------------------
Market Performance: SBF 120 Index Return


            [Graphic Appears Here Showing the Market Performance
                of the SBF 120 Index from 12/31/96 to 2/3/99.]


                                                  Performances
                                                  ------------
                                                  1997:                  +26.82
                                                  1998:                  +29.47%
                                                  1999 (as of 04/14/99): +10.25%



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                                       4

                                                        The French Equity Market
--------------------------------------------------------------------------------
Market Performance: Relative to European equity market


              [Line Chart Appears Here Comparing the Performance of the SBF 120 Index and the DJ Stock Index from 12/30/97 to 2/23/99]


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

                                                        The French Equity Market
--------------------------------------------------------------------------------
Market Performance: SBF 120, Change in stock prices by type


CAC 40 Index:      +10.31%
SBF second marche:  -7.99%


                          [Line Chart Appears Here]




                                           Interest
    Defensive     Growth    Cyclical    rate-sensitive      _______________
     Stocks       Stocks     Stocks         Stocks         |               |
     ------       ------     ------         ------         | SBF 120 Index |
                                                           |   +10.25%     |
      8.09%        5.55%     19.01%          4.79%         |_______________|


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
                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market



o    A resilient macro-economic picture

o    Equity inflows

o    Birth of the Euro: M&A deals are soaring

o    Sentiment on Earning growth is improving

o    Attractive valuation


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                                       7

                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

                       A resilient macro-economic picture


Consumer confidence, underpinned by the fall in unemployment, remained at high levels, ...


            [Bar Chart Appears Here Showing the Unemployment Rate in France in Percentages and the French Consumption in Percentages from the
               Fourth Quarter 1988 to the Fourth Quarter 1998]



 ... confirming the scenario under which consumer spending is currently the main engine of growth.


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
                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

                       A resilient macro-economic picture

Interest rate levels,
the recovery in the property market,
and tax incentives ...



              [Line Chart Appears Here Showing French Surveys on
              Property Construction from the Fourth Quarter 1990
                         to the Fourth Quarter 1998]


                                            ... all combined to make housing
                                            once again an attractive investment.


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
                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

                       A resilient macro-economic picture

                                            Historic low level of interest rates


              [Line Chart Appears Here Showing the Increments of
                     Short- and Long-term Interest Rates
                     from December 1983 to December 1998]





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
                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

                       A resilient macro-economic picture


Note that industry has seen a improvement in export order books.
Generally, this reflects a pick-up in sales to the USA and Asia.

            [Line Chart Appears Here Showing the Volume of French
              Exports to Thailand, Taiwan, Korea and Singapore
                     from January 1997 to January 1999.]





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

                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

                       Equity inflows: Net subscriptions


o  French Mutual Funds

      o  Money market funds are in redemptions

      o  Equity funds record high level of subscriptions

      o  In 1998, this phenomenon has even accelerated


              [Bar Chart Appears Here Showing Sector Differences
           Between the SBF 120 Index and the DJ Euro Stock Trader]



              1995     1996     1997     1998
              ----     ----     ----     ----
                        In Billions
                        -----------

             $-1.5    $-1.6     $0.7     $3.5


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                                       12

                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

                       Equity inflows: Switch to Equities

            Households are shifting their allocation to equities...


Equities as a % of total mutual fund asset


  %                      1995                1998
--------------------------------------------------
Germany                  14.6                33.9

France                   13.2                26.5

Italy                    28.9                22.3

Spain                     3.1                12.8


EURO - G4 average        14.1                24.4


Source: Cheuvreux Study


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

                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

              Equity inflows: Europeanisation of Equity Investments

The trend for portfolios to go European continues:

          o The advent of the Euro has had a quite dramatic impact upon the distribution of institutional savings in Europe.

          o Over the last eighteen months, a large proportion of all inflows into equity funds has gone into those funds invested throughout Europe (either Euro zone or pan European).

As a result, the percentage of << foreign >> equities has rapidly increased and should soon exceed the 50% threshold.

Foreign equities as % of equities held by mutual funds

Equities as a % of total mutual fund asset


   %                     1996                1997               1998
---------------------------------------------------------------------
Germany                  34.1                42.4               53.8

France                   31.5                35.5               41.9

Italy                    43.5                50.1               54.0

Spain                    17.2                23.2               38.5


EURO - G4 average        30.8                38.0               47.6


Source: Cheuvreux Study


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


                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

              Equity inflows: Europeanisation of Equity Investments


                           [Bar Chart Appears Here]


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


                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

                       Birth of the Euro: M&A are soaring


o    France is the second largest European target country in 1998:
     o   with M&A volumes of $86bn...
     o   up 31% from 1997 and...
     o   14% of European deals

o    1998- Major deals include:
     o   $21bn joint venture between Rhone-Poulenc and Hoescht (Germany)
     o   $16.8bn Total bid for Petrofina (Belgium)
     o   $11bn Sanofi/Synthelabo merger
     o   $5.9bn acquisition of Generale de Belgique by Suez Lyonnaise
     o   $3.1bn Carrefour/ Comptoires Modernes take over
     o   $4.7bn Castorama/Kingfisher merger (UK)

o    1999- Finance sector: This phenomenon accelerates
     o   Paribas / Societe Generale / BNP


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
                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market



                    Sentiment on Earning growth is improving


SBF 120 Index companies
Evolution of Research Analysts Earnings growth forecasts for 1999



             [Line Chart Appears Here Showing the Trend of Growth
                       in the Earnings Per Share of the
                   Companies Comprising the SBF 120 Index]


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
                                                        The French Equity Market
--------------------------------------------------------------------------------
1999: Some positive developments give support to the market

                              Attractive Valuation

Main French Market Ratios

                                                    Current level
                                                  Based on Consensus
                                                      Estimates
     SBF 120 Index                              As of April 14, 1999
     -----------------------------------------------------------------

     PRICE EARNING RATIO
       PER 1999 (estimate)                              23.8 x

     PRICE / BOOK VALUE 1999                             2.66

     GLOBAL YIELD 1999                                   2.25%

     10 years BONDS YIELD                                3.95%

     SHORT TERM RATES (3 months)                         2.50%


Source: Jacques Chahine Finances


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                                       18

                               FRANCE GROWTH FUND
                               (as April 9, 1999)



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                                       19

                                                        The France Growth Fund
------------------------------------------------------------------------------
Track record




o The fund was launched in May 1990. Since inception, the France Growth Fund has consistently outperformed its benchmark.


In USD                                                            Out-
As of April 9, 1999              FUND       SBF 120 Index     Performance
-------------------------     ---------     -------------     -----------

SINCE INCEPTION               + 167.47%         + 92.54%       + 74.93%
(as of May 18, 1990)

3 YEARS                       + 97.17%          + 83.43%       + 13.74%

1998/1999                     + 43.85%          + 41.20%       + 2.65%


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
                                                        The France Growth Fund
------------------------------------------------------------------------------
Performance over 1996/1999


As of April 9, 1999

Outperformance over 3 years: +13.74%




             [Line chart appears here Showing the Performance of
                     the Fund and the Performance of the
                    SBF 120 Index from 1/25/96 to 1/29/99]


--FRF Net Asset value in USD  --SBF 120 index in USD (benchmark)

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
                                                        The France Growth Fund
------------------------------------------------------------------------------
Performance Vs SBF since Inception (May 18, 1990)

As of April 9, 1999

Outperformance since inception: +74.93%




             [Line chart appears here Showing the Performance of
                     the Fund and the Performance of the
                 SBF 120 Index Since 5/18/90 Through 1/29/99]


--FRF Net Asset value in USD  --SBF 120 index in USD (benchmark)

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
                                                        The France Growth Fund
------------------------------------------------------------------------------
Investment Strategy: Fully invested


                          [Pie chart appears here]

                             Cash    French Equities
                             ----    ---------------
                             0.0%       100.0%


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
                                                        The France Growth Fund
------------------------------------------------------------------------------
Investment Strategy



  o  High exposure on large cap stocks

  o  Come back on cyclicals due to dollar strength and Far East Asia recovery

  o  Overweighting on the banking sector: M&A


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
                                                        THE FRANCE GROWTH FUND
------------------------------------------------------------------------------
Investment Strategy: High exposure to large cap.

o Large cap exposure

                            [Piechart appears here]


Small Cap.          Large cap.
----------          ---------
2.75%                97.25%


Large cap: Market cap. more than $1bn







large cap. outperformance...

              [Linechart appears here Showing the Performance of
               the CAC 40 Index and the SBF Second Marche Trade
                          from 12/31/97 to 3/16/99]



As of 04/14/99


--- CAC 40
(+45.03%)

--- SBF Second Marche
(+1.74%)


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
                                                        The France Growth Fund
------------------------------------------------------------------------------
Investment Strategy: Overweighting on the banking sector: M&A

                 Strategic shifts by type since Dec. 30, 1998


                           [Barchart appears here]

                                                  Interest rate-
Growth stocks       Cyclical stocks               sensitive stocks
-------------       ---------------               ----------------
   -3.88%               0.72%                          3.18%


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

                                                        The France Growth Fund
------------------------------------------------------------------------------
Investment Strategy: recent moves to companies exposed to economic rebound in Asia & benefiting from recent rise of the US Dollar

                 Strategic shifts by sector since Dec. 30, 1998

                           [Barchart appears here]

     Energy    Capital   Car   Consumer  Food and    Retail   Services  Banks
               goods           goods     beverage
------------------------------------------------------------------------------
    -0.84%     1.05%    1.97%  0.96%     -0.90%      -0.65%   -5.60%    2.43%


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

                                                        The France Growth Fund
------------------------------------------------------------------------------
Investment Strategy: Overweighting the Finance, capital goods & Services sectors


                           [Barchart appears here]

Banks              2.85%
Capital goods      2.19%
Car                1.88%
Services           1.17%
Energy            -0.18%
Construc.         -0.35%
Consumer goods    -0.37%
Holdings          -0.46%
Real estate       -0.52%
Retail            -0.90%
Insurances        -1.10%
Basic products    -1.20%
Food and beverage -3.01%

The France Growth Fund: Over/Under sector allocation Vs SBF 120 Index



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

                                                        The France Growth Fund
------------------------------------------------------------------------------
Investment Strategy:


               Top 10 Holdings


Stocks                           % Asset
FRANCE TELECOM                    10.46%
AXA                                6.50%
VIVENDI                            5.73%
OREAL (L')                         5.60%
TOTAL                              4.68%
SUEZ - LYONNAISE DES EAUX          3.97%
ELF AQUITAINE                      3.54%
ALCATEL                            3.37%
CARREFOUR                          3.07%
SYNTHELABO                         3.04%

           10 most overweightings

Stocks                      % Asset OverWeight.
PARIBAS                       2.93%  2.93%
SYNTHELABO                    3.04%  1.84%
UBI SOFT ENTERTAINMENT        1.15%  1.15%
TF1                           1.55%  1.08%
VIVENDI                       5.73%  0.98%
RENAULT                       1.96%  0.89%
SIDEL                         1.14%  0.84%
VALEO                         1.64%  0.83%
SUEZ - LYONNAISE DES EAUX     3.97%  0.82%
STMICROELECTRONICS            2.66%  0.81%


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

                          DISCOUNT TO NET ASSET VALUE

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

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
Stock performances in 1998/99 (in USD)



              [Line chart appears here Showing the Market Price
           Return Including Dividends, the Market Price Return and the NAV Return Including Dividends for Fund Shares from 12/31/97 to 4/9/99]



As of December 31, 1997: Discount of 19.97%
As of April 9, 1999: Discount of 15.46%

--Market Price including dividend  - - -Market Price   --NAV including dividend

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

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
The France Growth Fund has announced new policies to enhance shareholder value


o    The board of directors decided to:
       o institute a tax-advantaged managed distribution plan to provide shareholders with quarterly payments totaling at least 12% of the Fund's net assets annually

o The adviser has revised management fee calculation:
       o Advisory fee will be adjusted downward to the same amount as the Fund's discount (during the year ended Dec. 98, the investment advisor voluntary waived $181 661 of its fees)



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

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
FRF: declared dividend

  o 1997: 0.32833$ per share on April 4, 1997
          1.5$ per share on December 29, 1997

  o Global Yield: 13.9% on NAV
  o 1998: 0.53727$ per share on June 6, 1998
          0.3936$ per share on November 6, 1998

          1.0936$ per share on December 30, 1998

  o Global Yield: 12.3% on NAV

  o 1999: 0.7913$ per share on April 9, 1999
  o Global Yield: 4.95% on NAV

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

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
FRF: Discount has slightly reduced

                                                      Discount

o As of December 31, 1997:                             19.97%

o Average discount from January to
Week prior the release of the Distribution Plan:       18.16%

o Average discount through fall:                       18.42%

o Average discount from Nov. 98 to April. 99:          15.83%


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

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
On closed-end fund listed on NYSE


                              Prem/Disc Prem/Disc      Prem/Disc Prem/Disc    52-WEEK
                              AS/OF                                            RANGE
                              4/9/99    3 months ago   12/31/97  12/31/96  HIGH      LOW
                              ------    ------------   --------  --------  ----      ---

FRANCE
------
France Growth Fund            -15%        -16%           -20%      -22%   -15%      -23%
GERMANY
-------
Dresdner RCM Europe Fund       -4%         -8%           -11%      -24%    -3%      -18%
Germany Fund                  -10%        -11%           -12%      -20%    -4%      -22%
New Germany Fund              -17%        -17%           -17%      -22%   -14%      -26%
IRELAND
-------
Irish Investment Fund         -19%         -9%            -8%      -17%    -5%      -29%
ITALY
-----
Italy Fund                    -18%        -15%           -19%      -19%   -14%      -26%
SPAIN
-----
Spain Fund                     -7%        -13%           -10%      -22%    -7%      -21%
SWITZERLAND
-----------
Swiss Helvetia Fund           -18%        -16%           -17%      -18%   -15%      -25%
UNITED KINGDOM
--------------
UK Fund                        -6%         -7%           -10%      -18%    -5%      -17%
AUSTRIA
-------
Austria Fund                  -19%         -7%           -14%      -21%    -7%      -22%
Average Premium/Discount    -13.4%      -11.8%         -12.7%    -20.4%

Source: Smith Barney Research


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

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
FRF: Premium/Discount Dec. 98 to April 1999




       Decemb. + 12/30/98: Dist. Div.                    January 1999                             February
       ------------------------------                    ------------                             --------
               Price     NAV      %Prem.               Price     NAV      %Prem.             Price     NAV      % Prem.
               -----     ---      ------               -----     ---      ------             -----     ---      -------

Dec. 04        13.750    16.60    -17.17%   Jan. 08    14.750    17.50    -15.74%   Feb. 05  14.125    16.61    -14.94%
Dec. 11        13.688    16.63    -17.71%   Jan. 15    14.125    16.80    -15.91%   Feb. 12  13.625    16.35    -16.66%
Dec. 18        13.625    16.51    -17.47%   Jan. 22    13.875    16.63    -16.58%   Feb. 19  13.813    16.22    -14.84%
Dec. 25        14.563    17.06    -14.66%   Jan. 29    14.375    17.23    -16.56%   Feb. 26  13.625    16.06    -15.16%
Dec. 30        13.750    16.41    -16.23%
Average        13.875    16.644   -16.65%   Average    14.281    17.041   -16.20%   Average  13.797    16.309   -15.40%

                 March 1999                  April + 04/09/99: Dist. Div.                         May 1999
                 ----------                  ----------------------------                         --------
               Price     NAV      % Prem.              Price     NAV      % Prem.            Price      NAV     % Prem.
               -----     ---      -------              -----     ---      -------            -----      ---     -------
March 05       13.750    16.14    -14.81%   Apr. 02    13.813    16.30    -15.26%
March 12       13.813    16.33    -15.42%   Apr. 09    13.500    15.97    -15.47%
March 19       13.813    16.46    -16.08%   Apr. 16
March 26       13.313    15.82    -15.85%   Apr. 23
Average        13.672    16.188   -15.54%   Average    13.656    16.135   -15.36%   Average





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

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
Information Highlights

o   NAV: daily versus weekly. Daily NAV could help to reduce the discount

o Investment objective : With the birth of the Euro, some investors have started to question the attractiveness of a single country European closed-end fund.

o The French market has been a top performer so far. Some investors like it this way: pure French

o However: a more diversified portfolio could protect the portfolio from easy hedge versus future contracts.

o   Closed-end structure creates value versus open-ended

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


                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
A tale of two mutual funds

o The France Growth Fund
     o Active
     o Benchmark SBF 120
     o Indocam International
     o French investment process
     o Size: $247 ml
     o Expense ratio: 1.3%
     o Closed-end


o Indocam France
     o Active
     o Benchmark SBF 120
     o Indocam
     o French Investment Process
     o Size: $214ml
     o Expense ratio: 1.2%
     o Open-end

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
                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
Indocam France: Market performance Vs. fluctuations of outstanding shares



                 [Line Chart Appears Here Showing the Monthly
                Performance of the SBF 120 Index and Shares of
                   Indocam France from 1/29/93 to 1/29/99]



-- SBF 120, monthly performance --INDOCAM France, Subscriptions


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                                      39

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
France Growth Fund Vs. Indocam France: Relative performance


            [Line Chart Appears Here Showing the Outperformance of
             the Fund Compared to Indocam France Since 12/31/90]





Since Dec. 31, 1990:
FRF outperformed its open-ended counterpart by 24.60%



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                                      40

                                                   Discount to Net Asset Value
------------------------------------------------------------------------------
S&P 500, SBF 120 and FRF Discount


             [Line Chart Appears Here Showing the Performance of the S&P 500 Index, the SBF 120 Index and the Size of the Discount to
           Net Asset Value for Fund Shares from 5/18/90 to 5/29/98]


--S&P 600 composite  --SBF Index    [_] France Growth Fund: Historic Discount
                                        / Premium

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                                      41